First Community Bancshares, Inc.

NASDAQ: FCBC

November 2010


First
Community
Bank



Forward-Looking Disclosures

First Community Bancshares, Inc.

This presentation may include **forward-looking statements**. These forward-looking statements are based on current expectations that **involve risks, uncertainties and assumptions**. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual **results may differ materially**. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the **Company does not undertake to update forward-looking statements** contained within this presentation.


STRENGTH. BALANCE. BACKBONE.

First Community Bancshares Overview

Investment Highlights

First Community Bancshares, Inc.

- A $2.3 billion VA, WV, NC and TN branch franchise
  - 138 years of continuous operation
  - Strong history of core earnings and dividend payments
  - Robust market share in legacy markets and attractive expansion into growth markets
  - Positioned as regional consolidator
  - Legacy markets benefit from both economic stability and limited real estate price volatility
- Strong culture of management and employee ownership
  - Established and experienced management team with average tenure of 17 years
  - Insider ownership of 7%
- True retail franchise generating low cost core deposits
  - Over 117,000 customer accounts with Q3 2010 average cost of all funds of 1.46%, below peer average of 1.56%

Investment Highlights

First Community Bancshares, Inc.

- Exceptional balance sheet profile
- Strong loan quality
  - NPLs/Loans of 1.81% September 30, 2010 *
  - NPAs/Assets of 1.34% September 30, 2010 *
  - NCOs/Avg Loans of 0.68% Q3 2010
- Strong pre-tax, pre-provision core income
- Resilient net interest margin of 3.87% for Q3 2010
- Strong non-margin, fee-based revenue diversification

* Includes restructured loans

Experienced Executive Management Team

First Community Bancshares, Inc.

- Strong culture of management and employee ownership
  - Established and experienced management team with average tenure greater than 17 years; total insider ownership of 7%

	Years in Banking	Years with FCB
John M. Mendez, 55 President and CEO	26	26
Robert L. Buzzo, 59 President, FCBNA	37	37
E. Stephen Lilly, 51 Chief Operating Officer	29	13
David D. Brown, 36 Chief Financial Officer	11	5
Gary R. Mills, 43 Chief Credit Officer	20	11
Martyn A. Pell, 34 SVP – Corporate Development and Strategy	17	17
Robert L. Schumacher, 59 SVP- General Counsel	27	27
Ginger H. Salt, 46 Chief Marketing Officer	18	<1
Average	23	17

Current Franchise Overview: Branch Map

- 68 locations across five-states (Virginia, West Virginia, North Carolina, Tennessee and South Carolina)
- Attractive urban and suburban markets in the Carolinas, Virginia, West Virginia, and Tennessee
- Full array of services creates financial partnership with our customers
- Strong growth from organic and acquisition strategies
  - 10.3% 10-year asset CAGR
- Expanding wealth and insurance lines of business
- Alternative solution-space between small community banks and impersonal regional and national banks
- Attract new deposit relationships from big bank fallout and weakened players
- Continue developing legacy markets in the Virginias



Legacy Markets
Morgantown
Bridgeport
Charleston
Charlottesville
Roanoke
Richmond
Norfolk
Johnson City
Greensboro
Winston-Salem
Raleigh
Charlotte
Greenville
Columbia

Current Franchise Overview: Growth Markets

First Community Bancshares, Inc.

Winston-Salem, NC

- MSA population of 480,000
- Unemployment declined to 8.7%
- Large employers include Wake Forest University and Baptist Hospital, Novant Health, RJ Reynolds, and Hanes

Johnson City, Tennessee

- Recently installed local management team
- MSA population of 490,000
- Large employers include Eastman Chemical, American Water Heater, and Epic Technologies
- Home to East Tenn State U. and its medical college
- Ranked 9th best smaller metro by Forbes
- Unemployment declined to 8.4%

Mooresville, NC

- Bedroom community for Charlotte
- Lake Norman community
- Large employers include Lowe's and Ingersoll Rand
- Home to many NASCAR race teams

Richmond, Virginia

- MSA population of 1.2 million
- Home to 10 Fortune 1000 companies
- Unemployment at 7.5%
- Large employers include VCU, Capital One, HCA, Dominion Resources, and Altria

Current Franchise Overview: Market Demographics and Position

First Community Bancshares, Inc.

MSA/County	Market Rank	Branches	Deposits in Market ($000)	Deposit Market Share (%)	Total Population 2010 (Actual)	Projected Population Change 2010-2015 (%)	Median HH Income 2010 ($)	Projected HH Income Change 2010-2015 (%)
Legacy Markets								
Princeton-Bluefield, WV-VA	1	12	543,629	25.84	106,123	0.59	33,136	11.49
Nicholas, WV	3	4	94,285	24.38	26,396	(0.44)	32,251	11.01
Upshur, WV	2	1	98,540	31.40	23,728	0.92	32,967	9.14
Wyoming, WV	2	4	82,463	34.91	24,272	(5.59)	28,501	9.01
Beckley, WV	5	3	93,169	7.79	80,598	1.73	34,956	8.81
Clarksburg, WV	9	2	47,741	3.67	92,630	0.24	36,763	8.68
Logan, WV	4	1	47,237	9.07	35,880	(1.70)	29,355	8.67
Emporia, VA	3	2	39,775	16.34	5,778	1.04	38,066	15.31
Alleghany, NC	2	1	36,028	17.01	11,244	1.56	35,984	12.89
Wythe, VA	9	2	23,227	4.36	28,817	1.54	39,180	10.77
Dickenson, VA	5	1	21,149	10.74	16,448	1.25	27,472	9.90
Monroe, WV	3	1	15,699	13.36	13,626	2.72	32,807	9.91
Webster, WV	2	1	15,459	24.56	9,610	(0.94)	24,633	5.13
Summers, WV	3	1	13,157	9.97	13,417	(4.26)	25,627	6.46
Wise, VA	10	1	5,378	1.03	42,093	(0.25)	31,324	13.70
MSA/County Totals		**38**	**1,176,936**		**530,660**			
Weighted Average: MSA/County						**0.11**	**32,929**	**10.62**
Growth Markets								
Winston-Salem, NC	13	5	129,487	0.89	480,688	5.73	52,993	10.36
Charlotte-Gastonia-Concord, NC-SC	40	2	29,019	0.03	1,793,478	14.78	62,215	13.18
Richmond, VA	25	5	72,919	0.25	1,254,181	5.43	60,899	14.25
Statesville-Mooresville, NC	8	1	86,315	3.95	163,072	11.97	53,071	12.73
Johnson City, TN	14	4	54,082	1.74	199,279	4.77	38,925	14.97
Hickory-Lenoir-Morganton, NC	13	1	46,401	1.07	368,496	2.68	46,641	13.50
Mount Airy, NC	10	1	13,235	1.00	73,271	0.48	40,490	14.10
North Wilkesboro, NC	11	1	11,323	1.46	67,430	(0.16)	41,172	12.68
Kingsport-Bristol, TN-VA	27	1	6,268	0.14	310,426	1.36	40,958	14.85
MSA/County Totals		**9**	**217,624**		**1,181,974**			
Deposit Weighted Average: MSA/County						**6.56**	**46,451**	**13.59**

Deposit data as of June 30, 2010
Source: FDIC, SNL Financial

Key Franchise Differentiator:
Retail Franchise with Core, Low Cost Deposits

Deposit Composition
as of September 30, 2010


IRA Jumbo 1.7%
IRA 4.7%
Demand 13.0%
Time Jumbo 17.5%
Interest-Bearing Demand 16.3%
Time 21.0%
Savings 25.7%

Account Balances as of September 30, 2010	Accounts	Balance	Period End W.A.R.
Demand	33,013	$216,167	0.00%
Interest-Bearing Demand	36,858	270,927	0.39%
Savings	24,826	425,661	0.40%
Total DDA	94,697	912,755	0.30%
Time	16,920	347,516	1.79%
Time Jumbo	1,477	289,936	2.09%
IRA	4,336	78,456	2.22%
IRA Jumbo	157	28,560	2.83%
Total Non-DDA	22,890	$744,468	1.99%
Total Retail Funds	117,587	$1,657,223	1.06%

- Over 117,500 customer accounts
- No brokered deposits
- Stable deposit base in legacy markets
- Significantly lower cost of deposits than regional and nationwide peers

Strategic Direction

First Community Bancshares, Inc.

- Substantial growth opportunity
  - Targeted strategic bank acquisitions
    - Fill in primary markets
    - Attractive price levels
  - FDIC-assisted transactions
    - Possible larger transactions
    - Primary and secondary markets
- Build presence in mid-Atlantic region
  - Capitalize on in-market transactions
  - Enhance marketing capabilities
- Continue diversification of revenues
  - Acquisition of insurance agencies
    - Populate primary markets
    - Achieve greater integration with bank services
  - Build wealth management organically
- Build premier financial services firm
  - Capability with community bank flavor
- Refine, integrate, and polish service levels and processes
- Enhance customer solutions capability

FDIC Opportunities

- Objectives
  - One or more transactions within our primary or secondary markets
  - Lead growth / improve market presence
  - Accretion to EPS
- Planning and Process
  - Developed integration plan using internal and external resources
  - Participated in multiple due diligence sessions and submitted one non-winning bid
- Five-state field of opportunity
  - Able to cast a wide net for strategic and fill-in acquisitions

FDIC Opportunities

- Why will we be successful?
  - Strong partner
  - Well-suited geographically
  - History as an integrator
  - Completed 25 deals in 27 years
  - Two healthy bank transactions in the last 25 months
  - High number of emerging opportunities

Loan Portfolio: Diversified Portfolio with Strong Loan Quality

First Community Bancshares, Inc.

- Strong loan quality
  - NPLs / Net Loans at September 30, 2010, of 1.81% (Includes TDR's)
  - Total delinquency of 1.76%
- Geographically diversified portfolio across the region
- Highly Granular:
  - Avg Comm Loan $171 thousand
  - Avg Retail Loan $34 thousand
- Top 10 loans in portfolio represent less than 5.5% of total portfolio
- Stable residential real estate portfolio (46.2% of total loans) in markets with limited price increases through the expansion cycle
- Limited C&D exposure (8.4%)

Loan Composition at September 30, 2010


Consumer 4.7%
Other 0.3%
Comm'l and Agriculture 7.9%
Const. & Devel. 8.4%
Comm'l RE 32.5%
Resi RE 46.2%


FCB
Peer Group
60%
40%
20%
0%
8.4%
17.2%
Construction & Development
Residential RE

Financial data as of September 30, 2010

Commercial Real Estate Portfolio

First Community Bancshares, Inc.

(In Thousands)	Legacy WV/ SWVA	NC SC	Eastern VA	TN	Other	Total
Shopping Center	$ 9,207	$ 4,789	$ 313	$ 3,548	$ 67	$ 17,924
Retail Stand Alone	48,510	33,940	14,585	6,573	1,440	105,048
Office -- Medical	8,195	7,161	311	753	262	16,682
Office -- Professional	26,786	27,995	30,970	4,202	549	90,502
Industrial	14,022	16,297	7,801	3,329	1,664	43,113
Healthcare	5,783	-	-	-	-	5,783
Hotel	7,712	10,282	5,001	-	-	22,995
Church	6,704	7,780	543	347	1,596	16,970
Other	6,354	19,420	2,349	1,314	785	30,222
Total	$ 133,273	$ 127,664	$ 61,873	$ 20,066	$ 6,363	$ 349,239

(Excludes multi-family)

- The Company holds 1,239 CRE Loans with an average balance of $282 thousand; the remaining average term of the portfolio is 44 months and 23% of the loans are floating rate
- The CRE loan book is geographically diversified with the three largest market areas being: Legacy 38%, NC/SC 37% and Eastern VA 18%
- The top 10 CRE loans represent 13.7% of the CRE portfolio

Financial data as of September 30, 2010

Asset Quality Ratios

First Community Bancshares, Inc.

Non-Performing Loans / Total Loans


5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
FCBC
Peer
0.32%
0.24%
0.26%
0.37%
0.99%
1.39%
1.49%
3.63%
1.48%
4.14%
1.46%
4.54%
1.81%
4.67%
2006
2007
2008
2009
Q1 10
Q2 10
Q3 10

Net Charge-Offs / Average Loans


1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
FCBC
Peer
0.22%
0.11%
0.19%
0.12%
0.45%
0.30%
0.70%
1.12%
0.98%
1.04%
0.89%
1.37%
0.68%
1.72%
2006
2007
2008
2009
Q1 10
Q2 10
Q3 10

Reserves / Non-Performing Loans


450
400
350
300
250
200
150
100
50
-
FCBC
Peer
356
387
405
298
138
97
116
57
119
60
122
53
104
2006
2007
2008
2009
Q1 10
Q2 10
Q3 10

Reserves / Total Loans


2.60%
2.40%
2.20%
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
FCBC
Peer
1.13%
1.21%
1.05%
1.19%
1.40%
1.73%
1.88%
1.76%
2.12%
1.78%
2.33%
1.88%
2.49%
2006
2007
2008
2009
Q1 10
Q2 10
Q3 10

Peers include publicly traded banks with assets between $1 and $4 billion in NC, SC, East TN, VA, and WV (BNCN, CBKN, CFNL, CHCO, CWBS, EVBS, FBNC, FFCH, FNBN, FSGI, GRNB, HMPR, NBBC, PEBK, PFBI, SCBT, SCMF, SMMF, STEL, TOWN, UBSH, VCBI, YAVY)
Source: SNL Financial and Company filings through November 4, 2010

Summary of 3Q10 Earnings

First Community Bancshares, Inc.

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2010	2009	Change	2010	2009	Change
Net Interest Income	$ 18,597	$ 17,536	6.1%	$ 55,758	$ 50,290	10.9%
Provision for Loan Losses	3,810	3,819	-0.2%	11,071	8,519	30.0%
Net Interest Income (after provision)	14,787	13,717	7.8%	44,687	41,771	7.0%
Net Impairment Losses	-	(30,811)	-100.0%	(185)	(34,796)	-99.5%
Other Income	10,938	13,527	-19.1%	28,605	31,558	-9.4%
Total Noninterest Income	10,938	(17,284)	-163.3%	28,420	(3,238)	-977.7%
Salaries and employee benefits	8,753	7,860	11.4%	25,209	23,131	9.0%
FDIC costs	718	1,109	-35.3%	2,129	2,584	-17.6%
Other Noninterest Expense	7,958	8,799	-9.6%	22,761	23,390	-2.7%
Total Noninterest Expense	17,429	17,768	-1.9%	50,099	49,105	2.0%
Tax Expense	1,743	(9,783)	-117.8%	6,046	(6,617)	-191.4%
Net Income	6,553	(11,552)	-156.7%	16,962	(3,955)	-528.9%
Dividends on Preferred Stock	-	1,011		-	2,160	
Net Income Available to Common Shareholders	6,553	(12,563)	-152.2%	16,962	(6,115)	-377.4%
EPS (diluted)	$ 0.37	$ (0.72)	-151.4%	$ 0.95	$ (0.44)	-315.9%

- Reported net income of $6.55 million
- Provision for loan losses was $3.81 million

Balance Sheet Summary

First Community Bancshares, Inc.

	September 30, 2010	December 31, 2009	Change
Cash & Securities	$ 618,282	$ 594,852	3.94%
Total Loans	1,401,637	1,405,507	-0.28%
Allowance for Loan Losses	26,420	24,277	8.83%
Total Loans (net)	1,375,217	1,381,230	-0.44%
Other	303,926	297,201	2.26%
Total Assets	**2,297,425**	**2,273,283**	**1.06%**
Noninterest Bearing Deposits	216,167	208,244	3.80%
Interest Bearing Deposits	1,441,056	1,437,716	0.23%
Total Deposits	1,657,223	1,645,960	0.68%
Short-term Borrowings	153,413	153,634	-0.14%
Long-term Borrowings	191,209	198,924	-3.88%
Other	21,377	22,498	-4.98%
Equity	274,203	252,267	8.70%
Total Liabilities & Equity	**2,297,425**	**2,273,283**	**1.06%**

- Short and long term borrowings have decreased 2.3%
- Stockholders' equity has grown 8.7% since year end

Financial Performance Highlights: Efficiency, Cost of Funds, Net Interest Margin

First Community Bancshares, Inc.

Efficiency



70%
65%
60%
55%
50%
FCBC
Peer
62.20%
62.20%
65.58%
66.49%
65.84%
65.97%
68.08%
51.30%
51.40%
59.23%
59.21%
54.53%
58.26%
58.92%
2006
2007
2008
2009
Q1 10
Q2 10
Q3 10

Cost of Funds



3.50%
3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
FCBC
Peer
2.75%
2.93%
3.14%
3.46%
2.46%
3.24%
1.97%
2.32%
1.61%
1.72%
1.54%
1.65%
1.46%
1.56%
2006
2007
2008
2009
Q1 10
Q2 10
Q3 10

Net Interest Margin



4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
FCBC
Peer
4.22%
4.29%
3.80%
4.06%
3.88%
3.61%
3.74%
3.39%
4.02%
3.47%
3.92%
3.64%
3.87%
3.76%
2006
2007
2008
2009
Q1 10
Q2 10
Q3 10

Peers include publicly traded banks with assets between $1 and $4 billion in NC, SC, East TN, VA, and WV (BNCN, CBKN, CFNL, CHCO, CWBS, EVBS, FBNC, FFCH, FNBN, FSGI, GRNB, HMPR, NBBC, PEBK, PFBI, SCBT, SCMF, SMMF, STEL, TOWN, UBSH, VCBI, YAVY)

Source: SNL Financial and Company filings through November 4, 2010

Investment Portfolio: Composition

- Total investment portfolio is $486.52 million



Total Investment Portfolio
September 30, 2010
MBS - Non-Agency Alt-A $11,051
Equities $931
U.S. Gov't Agency $10,038
Muni's $163,711
MBS - Agency $228,012
FDIC-backed $25,783
Pooled TRUPS $5,537
Single-issue TRUPS $41,455

Single issue TRUPS include BAC, JPM, STI, WFC, and NTRS

Pooled TRUPS adjusted book value of $1.51 million

Why buy FCBC?

- A $2.30 billion VA, WV, NC and TN branch franchise
  - Robust market share in legacy markets and attractive expansion into growth markets
- Positioned as regional consolidator
  - Growth plan via strategic and opportunistic FDIC-assisted deals
- True retail franchise generating low cost core deposits
  - Over 117,500 customer accounts
- Exceptional loan quality
  - Low NPLs / Loans of 1.81% at September 30, 2010 *
  - NPA's to total assets of 1.34% for September 30, 2010 *

* Includes restructured loans

Why buy FCBC?

First Community Bancshares, Inc.

- Strong pre-tax, pre-provision core income
- Resilient net interest margin of 3.94% for 2010 YTD
- Strong non-margin, fee-based revenue diversification
- Strong dividend yield at over 2.8%
- Positioned to emerge as one of the strongest players in the region and build one of the best franchises in the Mid-Atlantic
- Attractive valuation on forward earnings potential

Supplemental Information

Non-GAAP Reconciliation of Core Earnings

First Community Bancshares, Inc.

Appendix A

	2005	2006	2007	2008	2009	Q1 2010	Q2 2010	Q3 2010
Net income available to common shareholders	$ 26,303	$ 28,948	$ 29,632	$ 1,699	$ (40,856)	$ 5,278	$ 5,131	$ 6,553
Securities gains	(753)	(75)	(411)	(1,899)	11,673	(250)	(1,204)	(2,574)
Other-than-temporary impairments	-	-	-	29,974	78,863	-	185	-
Branch sale gains	(4,366)	(1,035)	-	-	-	-	-	-
Acquisition gains	-	-	-	-	(4,493)	-	-	-
Amortization of intangibles	435	410	467	689	1,028	256	253	260
Prepayment penalties	3,794	-	-	1,647	88	-	-	-
Merger-related expenses					1,726	-	-	-
Other non-core items	520	153	181	382	1,636	679	485	801
Tax effect	144	213	(92)	(12,009)	(35,581)	(257)	104	567
Core net income	$ 26,077	$ 28,614	$ 29,777	$ 20,483	$ 14,084	$ 5,706	$ 4,954	$ 5,607
Core diluted EPS	$ 2.30	$ 2.54	$ 2.64	$ 1.84	$ 1.12	$ 0.32	$ 0.28	$ 0.31

Nonaccrual Loans by State

First Community Bancshares, Inc.

Appendix B

	Commercial, Financial, Agricultural & Other	Real Estate Construction	Real Estate Commercial	Real Estate Residential	Consumer	Total
			(In thousands)			
Virginia	$ 73	$ 626	$ 431	$ 876	$ 18	$ 2,024
West Virginia	33	-	950	1,325	31	2,339
North Carolina	271	1,195	4,611	4,518	29	10,624
Tennessee	146	-	1,242	247	21	1,656
South Carolina	-	-	-	-	-	-
Other	-	-	-	-	2	2
Total	**523**	**1,821**	**7,234**	**6,966**	**101**	**16,645**

Financial data as of September 30, 2010

Contact Information


STRENGTH. BALANCE. BACKBONE.

Your *First* Financial Resource

First Community Bancshares, Inc.

NASDAQ: FCBC

One Community Place

Bluefield, VA 24605

For More Information Contact:

David D. Brown

Chief Financial Officer

First Community Bancshares, Inc.

(276) 326-9000